Exhibit (a)(1)(ii)



                                PMC-Sierra, Inc.

                              Letter of Transmittal
                          to tender with respect to the
            3.75% Convertible Subordinated Notes due August 15, 2006
                               of PMC-Sierra, Inc.

                    (CUSIP No s. 69344F AB 2 and 69344F AA 4)

                        Pursuant to the Offer to Purchase
                             Dated December 3, 2003

--------------------------------------------------------------------------------
THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON TUESDAY, JANUARY 6, 2004, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:
                         U.S. Bank National Association


                By Mail:                     By Registered or Certified Mail or
     U.S. Bank National Association                  Overnight Courier:
    West Side Flats Operations Center          U.S. Bank National Association
     Attention: Specialized Finance          West Side Flats Operations Center
           60 Livingston Ave.                  Attention: Specialized Finance
           St. Paul, MN 55107                        60 Livingston Ave.
                                                     St. Paul, MN 55107

                           By Facsimile Transmission:
                                 (651) 495-8158
                         Attention: Specialized Finance
                Confirm Receipt of Facsimile Only: (651) 495-3511

                         For Information: (213) 615-6043

         Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery.

         Capitalized terms used in this Letter of Transmittal and not defined herein will have the meaning ascribed to them in the Offer to Purchase.

         This Letter of Transmittal is to be used by the holders of the 3.75% Convertible Subordinated Notes due August 15, 2006, which are referred to as the "notes," of PMC-Sierra, Inc., a Delaware corporation ("PMC-Sierra"), if:


o certificates for tendered notes are to be physically delivered to the Depositary; or

o tender of notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures for book-entry transfer set forth under the caption "Terms of the Offer -- Procedure for Tendering Notes -- Book-Entry Delivery of the Notes" in the Offer to Purchase,

and, in each case, instructions are not being transmitted through the DTC's Automated Tender Offer Program ("ATOP").

         Holders  of notes  who are  tendering  by  book-entry  transfer  to the
Depositary's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then transmit an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. Delivery of documents to DTC does not constitute delivery to the Depositary.

         Holders of notes should be aware that no guaranteed delivery process is available to tender notes.

         Only holders of notes are authorized to tender their notes. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

--------------------------------------------------------------------------------
                                 TENDER OF NOTES
--------------------------------------------------------------------------------

[  ]     CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED.

[  ]     CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
         MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ______________________________________________

Account Number: _____________________________________________________________

Transaction Code Number:_____________________________________________________
--------------------------------------------------------------------------------

         List below the notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of notes will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples.


----------------------------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF NOTES
----------------------------------------------------------------------------------------------------------------------------

                                                                                          Aggregate
     Name(s) and Address(es) of Registered Holder(s) or                                  Principal          Principal
    Name of DTC Participant and Participant's DTC Account             Certificate          Amount             Amount
   Number in which Notes are Held (Please fill in blank)                Number(s)*       Represented         Tendered**
----------------------------------------------------------------- ------------------ ------------------ -------------------
                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

                                                                  ------------------ ------------------ -------------------

----------------------------------------------------------------- ------------------ ------------------ -------------------
Total Principal Amount of Notes
---------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by holders tendering by book-entry transfer.

**   Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the notes described above is being tendered. See Instruction 4. Only holders may validly tender their notes pursuant to the Offer.
---------------------------------------------------------------------------------------------------------------------------

         The names and addresses of the holders should be printed, if not already printed above, exactly as they appear on the certificates representing the tendered notes. The notes and the principal amount at maturity of notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to PMC-Sierra, Inc. ("PMC-Sierra"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 3, 2003 (the "Offer to Purchase"), receipt of which is acknowledged, and in accordance with this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer"), the principal amount of notes indicated in the table above entitled "Description of Notes" under the column heading "Principal Amount Tendered." If nothing is indicated in that column, then the entire aggregate principal amount at maturity represented by the notes described in the table is tendered.

         Subject to, and effective upon, the acceptance for payment of the notes tendered in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, PMC-Sierra, all right, title and interest in and to all of the tendered notes. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary also acts as the agent of PMC-Sierra), with respect to tendered notes, and with full powers of substitution and revocation:

o to present such notes and all evidences of transfer and authenticity to, or transfer ownership of, such notes on the account books maintained by the Depository Trust Company ("DTC") to, or upon the order of, PMC-Sierra; and

o to receive all benefits and otherwise exercise all rights of beneficial ownership of such notes,

all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase. The above granted power of attorney is deemed to be an irrevocable power of attorney coupled with an interest.

         If the undersigned is not the registered holder of the notes listed in the box above labeled "Description of Notes" under the column heading "Principal Amount at Maturity Tendered" or the holder's legal representative or attorney-in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal notes that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the notes on behalf of such registered holder, in any case signed exactly as the name of the registered holder appears on the notes, with the signatures on the certificates or instruments of transfer guaranteed as described below.

         The undersigned understands that tenders of notes pursuant to any of the procedures described in the Offer to Purchase and in the Letter of Transmittal instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer. PMC-Sierra's acceptance of such notes for payment will constitute a binding agreement between the undersigned and PMC-Sierra upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that PMC-Sierra will be deemed to have accepted for payment (and thereby purchased) tendered notes, or defectively tendered notes with respect to which PMC-Sierra has, or has caused to be, waived such defect, if, as and when PMC-Sierra gives written notice to the Depositary of our acceptance for payment of such notes.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the notes tendered hereby, and that when such tendered notes are accepted for payment by PMC-Sierra, PMC-Sierra will acquire good and unencumbered title to the notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by PMC-Sierra to be necessary or desirable to complete the sale, assignment and transfer of the notes tendered hereby.

         The undersigned understands that PMC-Sierra reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates the right to purchase all or any of the notes validly tendered pursuant to the Offer. If such assignment occurs, the assignee-affiliate will purchase the notes validly tendered. However, any such transfer or assignment will not relieve PMC-Sierra of its obligations under the Offer and will not prejudice the undersigned's rights to receive the purchase price in exchange for the notes validly tendered and accepted for payment on the acceptance date.

         All authority herein conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, person and legal representatives, successors and assigns of the undersigned.

         The undersigned understands that the delivery and surrender of any notes is not effective, and the risk of loss of the notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to PMC-Sierra. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered notes will be determined by PMC-Sierra, in its sole discretion, which determination will be final and binding.

         Unless otherwise indicated herein in the box below labeled "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any notes representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of notes tendered by book-entry transfer, by credit to the account of DTC. Unless otherwise indicated herein in the box below labeled "B. Special Payment Instructions," the undersigned hereby request(s) that any checks for payments to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

         If the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any notes representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

         The undersigned recognizes that PMC-Sierra has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any notes from the names of the registered holder(s) thereof if it does not accept for purchase any of such tendered notes. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that checks for payments to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

-------------------------------------------------------------    -----------------------------------------------------------

                    A. SPECIAL ISSUANCE/                                     B. SPECIAL PAYMENT INSTRUCTIONS
                   DELIVERY INSTRUCTIONS                                    (See Instructions 1, 5, 6 and 7)
              (See Instructions 1, 5, 6 and 7)
                                                                       To be completed ONLY if checks are to be issued in
To be completed ONLY if notes in a principal                           the name of someone other than the person(s) whose
amount at maturity not tendered or not accepted for                    signature(s) appear(s) within this Letter of
purchase are to be issued in the name of someone                       Transmittal or sent to an address different from that
other than the person(s) whose signature(s) appear(s)                  shown in the box entitled "Description of Notes"
within this Letter of Transmittal or sent to an                        within this Letter of Transmittal.
address different from that shown in the box entitiled
"Description of Notes" within this Letter of
Transmittal.
                                                                       Name:
                                                                            ------------------------------------------------
                                                                                       (Please print)

Name:
        ----------------------------------------------------           Address:
                       (Please print)                                          ---------------------------------------------

Address:                                                               -----------------------------------------------------
         ---------------------------------------------------
                                                                       -----------------------------------------------------
------------------------------------------------------------                              (Zip Code)

------------------------------------------------------------
                         (Zip Code)
                                                                       ----------------------------------------------------
                                                                         (Tax Identification or Social Security Number)
------------------------------------------------------------                   (See Substitute Form W-9 herein)
       (Tax Identification or Social Security Number)
              (See Substitute Form W-9 herein)
-------------------------------------------------------------          -----------------------------------------------------

                                PLEASE SIGN HERE

              (To be completed by all tendering holders regardless
            of whether notes are being physically delivered herewith)

         By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount at maturity of the notes listed in the box above labeled "Description of Notes" under the column heading "Principal Amount at Maturity Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount at maturity represented by the notes described in such box).


         This Letter of Transmittal must be signed by the holder(s) exactly as name(s) appear(s) on certificate(s) representing notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a note position listing as the owner of notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory
                        (See guarantee requirement below)

Dated
      --------------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                 (Please Print)

Capacity
         -----------------------------------------------------------------------

Address
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone Number
                               -------------------------------------------------

Tax Identification or Social Security No.
                                          --------------------------------------


                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                          Medallion Signature Guarantee
                    (If Required - See Instructions 1 and 5)

Authorized Signature
                     -----------------------------------------------------------

Name of Firm
             -------------------------------------------------------------------

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer


         1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the notes hereby are tendered by the registered holder of such notes, or by a participant in DTC whose name appears on a note position listing as the owner of such notes, and that holder has not completed either of the boxes entitled "A. Special
Issuance/Delivery Instructions" or "B. Special Payment Instructions" on this Letter of Transmittal or for the account of an Eligible Institution. If the notes are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased notes are to be issued to a person other than the registered holder, the signatures on this Letter of Transmittal accompanying the tendered notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

         2. Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by holders if.

o certificates for tendered notes are to be physically delivered to the Depositary; or

o tender of notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures for book-entry transfer set forth under the caption "Terms of the Offer -- Procedure for Tendering Notes -- Book-Entry Delivery of the Notes" in the Offer to Purchase,

and instructions are not being transmitted through ATOP. All physically delivered notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or before the Expiration Date (in order to receive the purchase price). Delivery of documents to DTC does not constitute delivery to the Depositary. Delivery will be deemed made only when documents are actually received by the Depositary.

         The method of delivery of this Letter of Transmittal, certificates for notes and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the election and risk of the tendering holder. If a holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary.

         Holders of notes should be aware that no guaranteed delivery process is available to tender notes.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their notes for payment.

         3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by notes should be listed on a separate signed schedule attached to this Letter of Transmittal.

         4. Partial Tenders. (Not applicable to holders who tender by book-entry transfer.) Tenders of notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If holders wish to tender with respect to less than the entire principal amount at maturity evidenced by any notes submitted, holders must fill in the principal amount at maturity that is to be tendered in the columns entitled "Principal Amount at Maturity Tendered." In the case of a partial tender of notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the notes that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount at maturity that is represented by the notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

         5. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holders of the notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the note position listing as the owner of the notes.

         If any of the notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to PMC-Sierra of such person's authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered holders of the notes listed and transmitted hereby, no endorsements of notes or separate instruments of transfer are required unless payment is to be made, or notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

         If this Letter of Transmittal is signed other than by the registered holders of the notes listed, the notes must be endorsed or accompanied by appropriate, instruments of transfer entitling the undersigned to tender the notes on behalf of such registered holders, in any case signed exactly as the name or names of the registered holders appear on the notes, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

         6. Special Issuance and Delivery Instructions. If a check and/or certificates for notes representing principal amounts at maturity not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "A. Special Issuance/ Delivery Instructions" or "B. Special Payment Instructions" box on this Letter of Transmittal should be completed. All notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such notes were delivered.

         7. Transfer Taxes. Except as set forth in this Instruction 7, PMC-Sierra will pay or cause to be paid any transfer taxes with respect to the transfer and sale of notes to PMC-Sierra, or to PMC-Sierra's order, pursuant to the Offer. If payment is to be made to, or if notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         8. Waiver of Conditions. The conditions of the Offer are for the sole benefit of PMC-Sierra. The conditions may be asserted by PMC-Sierra regardless of the circumstances, including any action or inaction by PMC-Sierra, giving rise to such condition or may be waived by PMC-Sierra in whole or in part at any time and from time to time in its sole discretion. The failure of PMC-Sierra at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

         9. Backup and Nonresident Withholding. In order to avoid "backup withholding" of federal income tax on the cash received upon the surrender of Notes for repurchase, the Holder must, unless an exemption applies, provide the Trustee with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 in Item F of this Repurchase Notice and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, the Internal Revenue Service may impose penalties and payments made with respect to the surrendered Notes may be subject to backup withholding of 28%.

         Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The TIN to be provided on the Substitute Form W-9 is that of the registered Holder(s) of the Notes. The TIN for an individual is his or her social security number. The person surrendering the Notes may indicate in Part 1 that such person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, in which case such person must also complete the Certificate of Awaiting Taxpayer Identification Number contained in the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding the indication of awaiting TIN status in Part 1 (and that the Certificate of Awaiting Taxpayer Identification Number is completed), the Trustee will retain 28% on any payment with respect to the Notes made prior to the time it is provided with a properly certified TIN. If the holder does not provide the Trustee with a certified TIN within 60 days, the Trustee must backup withhold 28% of such payments.

         Exempt persons (including, among others, corporations) are not subject to backup withholding (although foreign persons may be subject to nonresident withholding unless certain requirements are met).

         A foreign person may qualify as an exempt person for backup withholding purposes and may also demonstrate an exemption from certain nonresident withholding rules by submitting an IRS Form W-8BEN or another version of Form W-8, signed under penalties of perjury, certifying such person's foreign status. Form W-8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from backup and nonresident withholding. Non-U.S. persons should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the Trustee. In certain cases, Form W-8BEN may not be the proper United States Internal Revenue Service form to be completed and returned, depending on the status of the foreign person claiming exemption from withholding. Form W-8BEN and other versions of Form W-8 can be obtained from the Trustee or from the IRS website at http://www.irs.gov. A Holder of Notes should consult his or her tax advisor as to his or her qualification for an exemption from backup and nonresident withholding and the procedure for obtaining such exemptions.

         10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. A holder may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

         Important: This Letter of Transmittal, or a facsimile hereof, together with notes and all other required documents, must be received by the Depositary on or before the Expiration Date in order for holders to receive the purchase price.

                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a holder whose tendered notes are accepted for payment is generally required to provide the Depositary with such holder's current TIN on Substitute Form W-9 below. A TIN is either an individual holder's social security number or a holder's employer identification number. If the Depositary is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such holder or other payee with respect to notes purchased pursuant to the Offer may be subject to withholding tax (currently set at 28% of the payment). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

         Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

         Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Non-United States holders must establish their status as exempt recipients from backup withholding and can do so by submitting to the Depositary a properly completed IRS Form W-8BEN or other applicable IRS Form W-8 (which are available from the Depositary), signed, under penalties of perjury, attesting to such holder's exempt foreign status. The provision of the appropriate Form W-8 by a non-United States holder may also demonstrate the holder's exemption from certain non-resident withholding rules. Non-United States holders may be subject to information reporting under rules applicable to nonresidents with respect to certain payments (e.g. payments of accrued interest) regardless of whether the appropriate forms are provided.

Purpose of Substitute Form W-9

         To prevent backup withholding on any payment made to a holder or other payee with respect to notes purchased pursuant to the Offer, the holder is required to notify the Depositary of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that: (A) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN); (B)
(1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding; and (C) the holder is a United States person (including a United States resident alien).

What Number to Give the Depositary

         The holder is required to give the Depositary the TIN of the record owner of the notes. If the notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.



---------------------------------------------------------------------------------------------------------------------------
                            PAYOR'S NAME: PMC-SIERRA

------------------------------------------ --------------------------------------------------------------------------------

SUBSTITUTE                                  Name:
Form W-9                                    Address:
                                            Check appropriate space:
                                                  Individual/Sole Proprietor ____   Corporation _____
                                                  Partnership ____    Other (specify) _______________
                                                  Exempt from Backup Withholding ____________________
------------------------------------------ --------------------------------------------------------------------------------
Department of the                           Part 1 -- PLEASE PROVIDE             Social Security number (or
Treasury                                    YOUR TIN IN THE BOX AT               Individual   Taxpayer Identification
Internal Revenue Service                    RIGHT AND CERTIFY BY                 Number) (If awaiting TIN, write
                                            SIGNING AND DATING                   "Applied For")
                                            BELOW
                                                                                 _________________

                                                                                                     or
                                                                                            Employer identification
                                                                                 number (If awaiting TIN, write
                                                                                 "Applied For")

                                           --------------------------------------------------------------------------------
 Payor's Request for                       Part 2 -- Certification -- Under penalties of perjury, I certify that:
 Taxpayer Identification                   (1) The number shown on this form is my correct Taxpayer
 Number (TIN)                              Identification Number  (or I am waiting for a number to be issued to
                                           me), and

                                           (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal
                                           Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                           (3) I am a U.S. person (including a U.S. resident alien).


---------------------------------------------------------------------------------------------------------------------------
Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting  interest or dividends on your tax return.  However, if after being  notified  by the IRS that you were  subject  to  backup  withholding  you received  another  notification  from the IRS that you are no longer  subject to backup withholding, do not cross out item (2).

SIGNATURE                               DATE
           ----------------------------      -----------------------------------
---------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1 THAT YOU ARE AWAITING A TIN.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the payment date the withholding amount will be remitted to the IRS.

SIGNATURE  ____________________________  DATE __________________________________

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE APPLYING FOR A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:                               Date:
           ----------------------------       ----------------------------------
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                         U.S. Bank National Association

                By Mail:                     By Registered or Certified Mail or
     U.S. Bank National Association                  Overnight Courier:
    West Side Flats Operations Center          U.S. Bank National Association
     Attention: Specialized Finance          West Side Flats Operations Center
           60 Livingston Ave.                  Attention: Specialized Finance
           St. Paul, MN 55107                        60 Livingston Ave.
                                                     St. Paul, MN 55107

                           By Facsimile Transmission:
                                 (651) 495-8158
                         Attention: Specialized Finance
                Confirm Receipt of Facsimile Only: (651) 495-3511

                         For Information: (213) 615-6043

         Any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                             The Information Agent:

                              D.F. King & Co., Inc.
                                 77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll-Free: (800) 659-6590


                               The Dealer Manager

                               Merrill Lynch & Co.
                     4 World Financial Center - North Tower
                                250 Vesey Street
                            New York, New York 10080
                         Call Toll-Free: (888) ML4-TNDR
                                       or
                                 (212) 449-4914
                      Attention: Liability Management Group